UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
March 23, 2004

Vitran Corporation Inc.

(Exact name of registrant as specified in its charter)

CANADA (State or other jurisdiction of incorporation)	000-26256 (Commission File Number)	Not applicable (IRS Employer Identification No.)

185 The West Mall, Suite 701, Toronto, Ontario, Canada (Address of principal executive offices)	M9C 5L5 (Zip code)

416-596-7664

(Registrant’s telephone number,
including area code)

Item 5.     Other Events

On March 22, 2004, the Registrant issued the press release attached hereto as Exhibit 99.1, and such press release is incorporated in its entirety by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VITRAN CORPORATION INC.

Date: March 23, 2004	By:	/s/ Kevin A. Glass Name: Kevin A. Glass Title: Vice President Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit

99.1	Press Release — dated March 22, 2004 Vitran Updates Investors on Expected Impact of Recently Settled CN Rail Strike, and Provided Earnings Guidance for Q1 and Full Year 2004